June 7, 1999

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re:  Mellon Residential Funding Corporation
               Home Equity Installment Loan Trust 1999-1 Mortgage Pass-Through Certificates, Series MHELT 1999-1; File No. 333-24453.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of March 31, 1999 (the "Pooling and Servicing Agreement") among Mellon Residential Funding Corporation, a Delaware corporation, as depositor (the "Depositor"), Mellon Bank, N.A., a national banking association organized under the laws of the United States, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee") is a Current Report on Form 8-K (the "Report").

          The Depositor will form a trust fund, and the trust fund will issue Mortgage Pass-Through Certificates, Series MHELT 1999-1. The Mortgage Pass-Through Certificates, Series MHELT 1999-1 will consist of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (collectively, the "Senior Certificates") and the Class B Certificates (the "Subordinated Certificates"). The Senior Certificates, the Subordinated Certificates and the Residual Certificates, which are not offered hereby, are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Subordinated Certificates (collectively, the "Offered Certificates") are offered hereby.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-2445-06). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, within 15 business days after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form attached herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Mellon Bank Residential Funding Mortgage Pass-Through Certificates, Series MHELT 1999-1.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  May 25, 1999


                       MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of March 31, 1999, which forms Mellon Bank Residential Funding Mortgage Pass-Through Certificates, Series MHELT 1999-1.


                       MELLON RESIDENTIAL FUNDING CORPORATION
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES MHELT 1999-1
              (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                333-24453-06                             23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                         Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of March 31, 1999.


          Date:  June 7, 1999          By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX


          Document

          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1999.





MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1999-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MHELT 1999-1
Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   61,600,000.00  61,600,000.00     302,866.67   1,972,115.09   2,
>274,981.76           0.00           0.00  59,627,884.91
          A-2   27,000,000.00  27,000,000.00     135,450.00           0.00
>135,450.00           0.00           0.00  27,000,000.00
          A-3   10,700,000.00  10,700,000.00      55,996.67           0.00
> 55,996.67           0.00           0.00  10,700,000.00
          A-4   10,906,000.00  10,906,000.00      61,891.55           0.00
> 61,891.55           0.00           0.00  10,906,000.00
          A-5   13,400,000.00  13,400,000.00      70,461.67           0.00
> 70,461.67           0.00           0.00  13,400,000.00
          B     10,750,000.00  10,750,000.00      62,260.42           0.00
> 62,260.42           0.00           0.00  10,750,000.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         134,356,000.00 134,356,000.00     688,926.98   1,972,115.09   2,
>661,042.07           0.00           0.00 132,383,884.91
                                                 688,926.98   1,972,115.09   2,
>661,042.07           0.00           0.00 132,383,884.91
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  58550SAG5        1,000.000000       4.916667      32.014855
> 36.931522     967.985145       5.900000%      5.900000%
          A-2  58550SAH3        1,000.000000       5.016667       0.000000
>  5.016667   1,000.000000       6.020000%      6.020000%
          A-3  58550SAJ9        1,000.000000       5.233334       0.000000
>  5.233334   1,000.000000       6.280000%      6.280000%
          A-4  58550SAK6        1,000.000000       5.675000       0.000000
>  5.675000   1,000.000000       6.810000%      6.810000%
          A-5  58550SAL4        1,000.000000       5.258334       0.000000
>  5.258334   1,000.000000       6.310000%      6.310000%
          B    58550SAM2        1,000.000000       5.791667       0.000000
>  5.791667   1,000.000000       6.950000%      6.950000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
                                    0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


SELLER:                       Mellon Bank, N.A.                            ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Mellon Bank, N.A.
>                          Bankers Trust Company
LEAD UNDERWRITER:             J.P. Morgan & Co.
>                           3 Park Plaza
RECORD DATE:                  April 30, 1999
>                          Irvine, CA 92614
DISTRIBUTION DATE:             May 25, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1999 Bankers Trust Company
  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1999-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MHELT 1999-1
Statement  To  Certificateholders


Distribution Date:            May 25, 1999

DELINQUENT AND
>                LOANS          LOANS          LOANS
FORECLOSURE LOAN                                30 TO 59       60 TO 89
>90 PLUS          IN             IN             IN
INFORMATION *                                     DAYS           DAYS
> DAYS        FORECLOSURE        REO        BANKRUPTCY
   GROUP 1     PRINCIPAL BALANCE                 489,442.00      80,631.00
>      0.00           0.00           0.00           0.00
PERCENTAGE OF POOL BALANCE                           0.3695%        0.0609%
>    0.0000%        0.0000%        0.0000%        0.0000%
NUMBER OF LOANS                                           8              3
>         0              0              0              0
PERCENTAGE OF LOANS                                  0.3393%        0.1272%
>    0.0000%        0.0000%        0.0000%        0.0000%
* FORECLOSURES, REOS, AND BANKRUPTCIES ARE NOT INCLUDED IN THE DELINQUENCY BUCK >ETS


BEGINNING POOL BALANCE
>                                         134,356,564.24
ENDING POOL BALANCE
>                                         132,468,464.96

BEGINNING LOAN COUNT
>                                                  2,391
ENDING LOAN COUNT
>                                                  2,358

TOTAL PRINCIPAL COLLECTIONS
>                                           1,888,099.28
TOTAL INTEREST COLLECTIONS
>                                             953,867.56


NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS
>                                                      33
AGGREGATE BALANCE OF PREPAYMENTS IN FULL
>                                           1,598,812.97

POOL REALIZED LOSSES
>                                                   0.00
LIQUIDATION PROCEEDS
>                                                   0.00

THE EXTRA PRINCIPAL DISTRIBUTION AMOUNT
>                                              84,015.81
THE OVERCOLLATERALIZATION AMOUNT
>                                              84,580.05
THE OVERCOLLATERALIZATION DEFICIENCY
>                                           1,342,995.76

ACCRUED SERVICING FEE FOR THE RELATED DUE PERIOD
>                                              55,981.90
LESS:  COMPENSATING INTEREST
>                                              (1,169.00)
           DELINQUENT SERVICING FEES
>                                              (8,821.89)

COLLECT SERVICING FEES FOR THE RELATED DUE PERIOD
>                                              45,991.01

DOES A TRIGGER EVENT EXIST?
>                                         NO

PROPERTIES IN REO:
LOAN NUMBER:                  STATED PRINCIPAL BALANCE


                                                                Page 2 of 2
>                            (c) COPYRIGHT 1999 Bankers Trust Company